                                                                  Exhibit 23 (j)



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectuses and to the incorporation by reference in this Post-Effective Amendment Number 19 to the Registration Statement (Form N-1A)(No. 33-84762) of WT Mutual Fund of our reports dated August 2, 2002, included in the 2002 Annual Reports to shareholders.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 21, 2002